UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 8, 2020

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-6468	Georgia Power Company	58-0257110
(A Georgia Corporation)
241 Ralph McGill Boulevard, N.E.
Atlanta, Georgia 30308
(404) 506-6526

The name and address of the registrant have not changed since the last report.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Georgia Power Company	Series 2017A 5.00% Junior Subordinated Notes due 2077	GPJA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On January 8, 2020, Georgia Power Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale of an additional $300,000,000 aggregate principal amount of its Series 2019B 2.65% Senior Notes due September 15, 2029 (the “Series 2019B Senior Notes”). The Series 2019B Senior Notes are part of the same series of debt securities issued by the Company on September 10, 2019. Upon completion of this offering, the aggregate principal amount of outstanding Series 2019B Senior Notes was $650,000,000. Also on January 8, 2020, the Company entered into Underwriting Agreements covering the issuance and sale of $700,000,000 aggregate principal amount of its Series 2020A 2.10% Senior Notes due July 30, 2023 (the “Series 2020A Senior Notes”) and $500,000,000 aggregate principal amount of its Series 2020B 3.70% Senior Notes due January 30, 2050 (the “Series 2020B Senior Notes”). The Series 2019B Senior Notes, the 2020A Senior Notes and the Series 2020B Senior Notes were all registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-229844) of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
1.4(a)
Underwriting Agreement relating to the Series 2019B Senior Notes, dated January 8, 2020, among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC and MUFG Securities Americas Inc., as representatives of the several Underwriters named in Schedule I thereto.

1.4(b)
Underwriting Agreement relating to the Series 2020A Senior Notes, dated January 8, 2020, among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC and MUFG Securities Americas Inc., as representatives of the several Underwriters named in Schedule I thereto.

1.4(c)
Underwriting Agreement relating to the Series 2020B Senior Notes, dated January 8, 2020, among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC and MUFG Securities Americas Inc., as representatives of the several Underwriters named in Schedule I thereto.

4.2(a)
Sixtieth Supplemental Indenture to Senior Note Indenture dated as of September 10, 2019, providing for the issuance of the Series 2019B Senior Notes. (Designated in Form 8-K dated September 4, 2019, File No. 1-6468, as Exhibit 4.2(b).)

4.2(b)	Sixty-First Supplemental Indenture to Senior Note Indenture dated as of January 10, 2020, providing for the issuance of the Series 2020A Senior Notes.

4.2(c)	Sixty-Second Supplemental Indenture to Senior Note Indenture dated as of January 10, 2020, providing for the issuance of the Series 2020B Senior Notes.

4.9(a)	Form of the Series 2019B Senior Note (included in Exhibit 4.2(a) above).

4.9(b)	Form of the Series 2020A Senior Note (included in Exhibit 4.2(b) above).

4.9(c)	Form of the Series 2020B Senior Note (included in Exhibit 4.2(c) above).

5.1(a)	Opinion of Troutman Sanders LLP relating to the Series 2019B Senior Notes.

5.1(b)	Opinion of Troutman Sanders LLP relating to the Series 2020A Senior Notes.

5.1(c)	Opinion of Troutman Sanders LLP relating to the Series 2020B Senior Notes.

8.1(a)	Tax Opinion of Troutman Sanders LLP relating to the Series 2019B Senior Notes.

8.1(b)	Tax Opinion of Troutman Sanders LLP relating to the Series 2020A Senior Notes.

8.1(c)	Tax Opinion of Troutman Sanders LLP relating to the Series 2020B Senior Notes.

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1(a) above).

23.2	Consent of Troutman Sanders LLP (included in Exhibit 5.1(b) above).

23.3	Consent of Troutman Sanders LLP (included in Exhibit 5.1(c) above).

23.4	Consent of Troutman Sanders LLP (included in Exhibit 8.1(a) above).

23.5	Consent of Troutman Sanders LLP (included in Exhibit 8.1(b) above).

23.6	Consent of Troutman Sanders LLP (included in Exhibit 8.1(c) above).

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2020		GEORGIA POWER COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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